LIBERTY 1 Phase 3 UTERINE FIBROID study results May 14, 2019 Exhibit 99.1

Forward-Looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the Company’s intent, belief, or expectations and can be identified by words such as "anticipate," "believe," "can," "continue," "could," "estimate," "expect," "intend," "likely," "may," "might," "objective," "ongoing," "plan," "potential," "predict," "project," "should," "to be," "will," "would," or the negative or plural of these words or other similar expressions or variations. In this presentation, forward-looking statements include, but are not limited to, statements regarding our plans to file for approval of relugolix with the FDA, the timing of such filing and the likelihood of approval, our ability to successfully develop relugolix in the United States and other major markets, including meeting clinical endpoints and adequacy of clinical trial results, the commercial potential for relugolix, including market size and reimbursement status and the potential product differentiation relative to competitors.   The Company’s forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties, assumptions and other factors known and unknown that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Myovant cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur and actual results could differ materially from those expressed or implied by these forward-looking statements. Factors that could materially affect the Company’s operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to the risks and uncertainties listed in the Company’s filings with the United States Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on February 7, 2019, as such risk factors may be amended, supplemented or superseded from time to time by other reports the Company files with the SEC. These risks are not exhaustive. New risk factors emerge from time to time and it is not possible for its management to predict all risk factors, nor can Myovant assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on the forward-looking statements in this presentation, which speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of such statements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

LIBERTY 1 Phase 3 UTERINE FIBROID study results May 14, 2019

LIBERTY 1: Positive Efficacy & Safety Results Primary endpoint achieved (p < 0.0001) Relugolix combination therapy: 73.4% Placebo: 18.9% Six key secondary endpoints achieved with statistical significance Bone density comparable to placebo Generally well tolerated with adverse event rates comparable to placebo

LIBERTY 1: Phase 3 STUDY design PRIMARY ENDPOINT Proportion of women with < 80 mL menstrual blood loss/cycle and ≥ 50% reduction in menstrual blood loss by alkaline hematin method Relugolix Combination Therapy (N = 128) Uterine Fibroids and Heavy Menstrual Bleeding N = 388 Double-Blind Treatment: 24 Weeks Relugolix 12 weeks (N = 132) Relugolix Combination Therapy 12 weeks Placebo (N = 128) WEEK 24 Primary Endpoint Relugolix combination therapy = relugolix 40 mg + estradiol 1.0 mg and norethindrone acetate 0.5 mg INCLUSION CRITERIA Uterine fibroids and heavy menstrual bleeding: At least 160 mL during one cycle or at least 80 mL during each of two consecutive cycles

Baseline characteristics and demographics were Well-Balanced across Groups LIBERTY 1 Demographics and Baseline Characteristics Relugolix Combination Therapy (N = 128) Relugolix à Relugolix Combination Therapy (N = 132) Placebo (N = 127) Age (mean, SD in years) 42.5 (5.0) 41.3 (5.4) 42.2 (5.4) Geographic Region (number, %) North America Rest of World 98 (77%) 30 (23%) 101(76%) 31 (24%) 98 (77%) 29 (23%) Race (number, %) White Black Other 64 (50%) 59 (46%) 5 (4%) 53 (40%) 67 (51%) 12 (9%) 56 (44%) 65 (51%) 6 (5%) Body Mass Index (mean, SD in kg/m2) 31.4 (7.6) 31.4 (7.3) 32.3 (7.5) Menstrual Blood Loss (mean, SD in mL) 239 (180) 229 (160) 219 (125) Note: Patient numbers represent safety population (i.e., number of patients dosed) SD = standard deviation

LIBERTY 1 achieved primary endpoint responder analysis Proportion of Women (%) PRIMARY ENDPOINT COMPONENTS OF PRIMARY ENDPOINT Proportion of Women (%) < 80 mL Menstrual Blood Loss per Cycle Reduction ≥ 50% from Baseline Error bars denote 95% confidence interval Relugolix combination therapy = relugolix 40 mg + estradiol 1.0 mg and norethindrone acetate 0.5 mg P < 0.0001 Both required to be a responder

Error bars denote 95% confidence interval Relugolix combination therapy = relugolix 40 mg + estradiol 1.0 mg and norethindrone acetate 0.5 mg Mean Change in Menstrual Blood Loss (%) P < 0.0001 ON AVERAGE, 84.3% REDUCTION IN MENSTRUAL BLOOD LOSS AT WEEK 24 Significant improvement in symptom most relevant to women Placebo Relugolix Combination Therapy

Six KEY Secondary Endpoints Achieved BY RELUGOLIX COMBINATION Key Secondary Endpoints p-value REDUCTION IN MENSTRUAL BLOOD LOSS Percent mean change in menstrual blood loss from baseline to Week 24 p < 0.0001 amenorrhea Proportion of women who achieve amenorrhea p < 0.0001 REDUCTION IN PAIN Proportion of women with a reduction in pain defined using the Numerical Rating Scale score (at least 4 at baseline; no more than 1 during the last 35 days of the study) p < 0.0001 IMPROVEMENT IN QUALITY OF LIFE Change in the UFS-QoL bleeding and pelvic discomfort scale score from baseline to Week 24 p < 0.0001 IMPROVEMENT IN ANEMIA Proportion of women with improvement in anemia defined as a hemoglobin below 10.5 g/dL at study entry who achieve an increase of ≥ 2 g/dL from baseline to Week 24 p < 0.05 REDUCTION IN VOLUME Percent change in uterine volume from baseline to Week 24 p = 0.0002 Percent change in uterine fibroid volume from baseline to Week 24 p = 0.09* * Not statistically significant UFS-QoL = Uterine Fibroid Symptom Health-Related Quality of Life Questionnaire

CHANGE IN BONE DENSITY comparable to PLACEBO Mean % Change from Baseline to Week 24 in Bone Mineral Density (Lumbar Spine) Mean Change from Baseline (%) Error bars denote 95% confidence interval Relugolix combination therapy = relugolix 40 mg + estradiol 1.0 mg and norethindrone acetate 0.5 mg Placebo Relugolix Combination Therapy 0.05% -0.36%

Distribution of change in bone density comparable to placebo distribution of change in bone MINERAL density at week 24 (lumbar spine) Relugolix combination therapy = relugolix 40 mg + estradiol 1.0 mg and norethindrone acetate 0.5 mg Placebo Relugolix Combination Therapy Percent Change from Baseline (%) Distribution -8% 8% 5% -5% 0% More Common Less Common

combination approach maintained bone density through 24 weeks (lumbar spine) Error bars denote 95% confidence interval Relugolix combination therapy = relugolix 40 mg + estradiol 1.0 mg and norethindrone acetate 0.5 mg Mean Change from Baseline (%) Relugolix à Relugolix Combination Therapy Relugolix Combination Therapy Relugolix Monotherapy Baseline Week 12 Week 24

Summary of adverse events Number (%) of Women Relugolix Combination Therapy (N = 128) Relugolix à Relugolix Combination Therapy (N = 132) Placebo (N = 127) At least one adverse event 79 (62%) 96 (73%) 84 (66%) Adverse event leading to study discontinuation 7 (5%) 16 (12%) 5 (4%) Serious adverse event related to study drug 2 (2%)* 0 0 Pregnancy 0 0 1 (1%) Adverse Events Occurring in ≥ 10% of Women in Any Group Hot flush 14 (11%) 47 (36%) 10 (8%) Headache 14 (11%) 14 (11%) 19 (15%) * 1 fibroid expulsion, 1 pelvic pain Note: Patient numbers represent safety population (i.e., number of patients dosed) Relugolix combination therapy = relugolix 40 mg + estradiol 1.0 mg and norethindrone acetate 0.5 mg

Relugolix combination: LIBERTY 1 key takeaways and Next steps Phase 3 LIBERTY 2 study results expected in Q3 2019 NDA filing planned for Q4 2019; on track to launch with single pill, once daily regimen for relugolix combination Data to be submitted for presentation and publication in 2019 Bone mineral density comparable to placebo Key secondary endpoints showed benefits in pain, quality of life, and anemia, in addition to a marked reduction in bleeding Achieved primary endpoint: 73.4% of women met responder criteria (P < 0.0001) Generally well-tolerated; protected women from side effects of monotherapy

UTERINE FIBROIDS IS A DEBILITATING DISEASE

PREVALENCE	Occurs in up to **70-80%** of women by age 50; more prevalent in black women
SYMPTOMS	**1 in 4** women experience decreased quality of life • Heavy menstrual bleeding and anemia • Pain, urinary frequency, constipation • Pregnancy-related complications
SURGERY	**~250,000** hysterectomies per year (US) Hysterectomies account for ~70% of fibroid procedures
HOSPITALIZATION	Responsible for **30%** of gynecologic hospitalizations among women aged 15-54
COSTS	Annual societal cost is estimated to be up to **$34 BILLION** in the US alone, more than breast and ovarian cancers combined

Baird, Am *J Obstet Gynecol*, 2003, Buletti *J Assist Reprod Genet.* 2010; Bulun *New Engl J Med*, 2013; Cohen, *Obstet Gynec.* 2017; Wright, *Obstet Gynec.* 2013; Barrett, *Agency for Healthcare Research and Quality*, 2016; Stewart, *NEJM.* 2015; Stewart *J Women's Health*, 2013; Cardozo, *Am J Obstet Gynecol* 2012

PROPRIETARY
LIBERTY 1
15
MYOVANT SCIENCES

GREAT NEED IN UTERINE FIBROIDS AND ENDOMETRIOSIS

US WOMEN AGES 15 – 49


Uterine Fibroids
Endometriosis
19M
8M
~11M
5M
6M
~4M
3M
1M
Prevalence
Symptomatic
Fail 1L Therapy

A MULTI-BILLION DOLLAR OPPORTUNITY

Endometriosis Foundation, American College of OB/Gyn; Bulletti et al. *J Assist Reprod Genet.* 2010; Quaas et al. *Fertil Steril.* 2015; Stewart. *NEJM.* 2015; Stewart. *Lancet.* 2001; Majoribanks et al. *Cochrane Database Syst. Rev.* 2006.

PROPRIETARY
LIBERTY 1
16
MYOVANT SCIENCES

Proprietary quantitative market research survey conducted in February 2019; Sample size of 160 OBGYNs, 140 UF patients what do Women and obgyns want? WOMEN “The ideal treatment would be non-invasive” “Patients often don’t want surgery and available medical options aren’t great” Non-Surgical Option “It would be easy to take every day” “Convenient so the patient will follow through with their treatment” Convenient & Easy to Use “To be able to help my patients and give them the best possible treatment with the least harmful side effects” “Would love to find a SAFE treatment” Safe For Chronic Use “I want a future where I can do things and not be controlled by the pain and bleeding” “Looking for a reduction in bleeding and subsequent anemia” Pain & Bleeding OBGYNs

Vision for relugolix combination therapy ONE PILL ONCE A DAY DESIGNED FOR WOMEN Provide predictable efficacy: bleeding, pain, anemia, quality of life Maintain bone health and mitigate hot flashes Enable long-term use Improve patient adherence and therapeutic effect Minimize spotting and breakthrough bleeding Prevent ovulation to minimize risk of pregnancy on therapy PROPRIETARY RELUGOLIX 40 MG + ESTRADIOL AND PROGESTIN combination therapy Designed to optimize estradiol levels Relugolix is an investigational drug that has not been approved for use; these are aspirational statements

RECENT STUDIES INVESTIGATING ORAL GnRH ANTAGONISTS FOR UTERINE FIBROIDS

NOTE: No direct head-to-head data available - Caution advised when comparing information across clinical studies

	LIBERTY 1	ELARIS UF-1	ELARIS UF-2
Dosing	Once Daily	Twice Daily	
	Same dose for Endometriosis	Different doses for Endometriosis	
Responder Rate: Heavy Menstrual Bleeding	73.4%	68.5%	76.2%
Bone Mineral Density Loss at 24 Weeks (Lumbar Spine)	-0.36%	-0.75%	-0.61%
Key Secondary Endpoints Achieved	✓ Pain ✓ Uterine volume ✓ Menstrual blood loss ✓ Amenorrhea ✓ Anemia ✓ Quality of life	× Not reported × Not reported ✓ Menstrual blood loss ✓ Amenorrhea ✓ Anemia ✓ Quality of life	

GnRH = gonadotropin-releasing hormone
Source: Carr et al, AAGL 2018

PROPRIETARY
LIBERTY 1
19
MYOVANT SCIENCES

Myovant’s Late-Stage Pipeline INDICATION PHASE 1 PHASE 2 PHASE 3 2019 – Q1 2020 RELUGOLIX COMBINATION THERAPY Uterine Fibroids Heavy Menstrual Bleeding Phase 3 Data (Q2/Q3 2019) NDA Filling (Q4 2019) Endometriosis Pain Phase 3 Data (Q1 2020) RELUGOLIX Advanced Prostate Cancer Phase 3 Data (Q4 2019) NDA Filing (early 2020) MVT-602 Female Infertility Phase 2a Data (1H 2019) LIBERTY 1 & 2 SPIRIT 1 & 2 HERO Anticipated Milestones

PROPRIETARY